UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported) February 20, 2009

INSITUFORM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-10786	13-3032158
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive officer)	(Zip Code)

Registrant’s telephone number including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported on the Current Report on Form 8-K, filed on February 26, 2009, Insituform Technologies, Inc. (the “Company”), announced on February 20, 2009, that it had completed its previously announced acquisition of selected assets and liabilities of The Bayou Companies, L.L.C., a Louisiana limited liability company (“Bayou”), including Bayou’s holdings in certain partnerships and other entities relating to Bayou’s business. The assets and liabilities of Bayou were acquired by a wholly-owned subsidiary of the Company, which was later renamed The Bayou Companies, Inc.

This Form 8-K/A amends the Current Report on Form 8-K filed on February 26, 2009 to include the required financial statements of the business acquired and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

The required financial statements of The Bayou Companies, L.L.C. are attached hereto as Exhibit 99.2 and Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information:

The required pro forma financial information is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d)	The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
23.1	Consent of Castaing Hussey & Lolan, LLC

23.2	Consent of UHY LLP

99.2	Unaudited Consolidated Financial Statements of The Bayou Companies, L.L.C. as of September 30, 2008 and December 31, 2007 and for the Nine Months Ended September 30, 2008 and 2007.

99.3	Consolidated Financial Statements of The Bayou Companies, L.L.C. as of December 31, 2007 and 2006 and for the Years ended December 31, 2007, 2006 and 2005 together with independent auditor’s reports of Castaing Hussey & Lolan, LLC and UHY LLP.

99.4	Pro Forma Unaudited Financial Statements of Insituform Technologies, Inc. and The Bayou Companies, L.L.C. as of September 30, 2008, for the Nine Months Ended September 30, 2008, and for the year ended December 31, 2007.

*        *        *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel and Chief Administrative Officer

Date: May 5, 2009

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit Number	Description

23.1	Consent of Castaing Hussey & Lolan, LLC

23.2	Consent of UHY LLP

99.2	Unaudited Consolidated Financial Statements of The Bayou Companies, L.L.C. as of September 30, 2008 and December 31, 2007 and for the Nine Months Ended September 30, 2008 and 2007.

99.3	Consolidated Financial Statements of The Bayou Companies, L.L.C. as of December 31, 2007 and 2006 and for the Years ended December 31, 2007, 2006 and 2005 together with independent auditor’s reports of Castaing Hussey & Lolan, LLC and UHY LLP.

99.4	Pro Forma Unaudited Financial Statements of Insituform Technologies, Inc. and The Bayou Companies, L.L.C. as of September 30, 2008, for the Nine Months Ended September 30, 2008, and for the year ended December 31, 2007.